UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission (only as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement
☐	Definitive Additional Materials

CLOUD SECURITY CORPORATION
(Name of Registrant Specified In Its Charter)

(Name of Person(s) Filing Information Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
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(5)	Total fee paid:

☐	Fee paid previously with Preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration filing.

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Date Filed: December 16, 2014

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CLOUD SECURITY CORPORATION

4590 MacArthur Boulevard, Suite 500

Newport Beach, CA 92660

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

PRELIMINARY COPY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

December ___, 2014

To the Stockholders of CLOUD SECURITY CORPORATION:

NOTICE IS HEREBY GIVEN, that the holders of the outstanding shares of the common stock (“Common Stock”) of Cloud Security Corporation (“Company”) who, in the aggregate, hold a majority of the voting power of all shares of the Company’s common stock entitled to vote have, by written consent in lieu of a special meeting of the Company’s stockholders on December 8, 2014, approved of the following action (“Action”):

(1) Effecting a one-for-one hundred (1:100) reverse stock split of the Company’s issued and outstanding Common Stock.

The cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Your vote is not required to approve the foregoing action, and the enclosed Information Statement is not a request for your vote or a proxy. The accompanying information statement is furnished only to inform stockholders of the Action taken by written consent described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.  This Information Statement is first being mailed to you on or about December ___, 2014, and we anticipate an effective date of the Actions to be January ___, 2015, or as soon thereafter as practicable in accordance with applicable law, including the Nevada Revised Statutes.  No dissenters’ rights are afforded to our stockholders under the Nevada Revised Statutes in connection with the Action described more fully below.

This Notice and the attached Information Statement are being sent to you for informational purposes only, and you are not being asked to take any action with respect to the Action.

By Order of the Board of Directors,

By:	/s/ Safa Movassaghi
Safa Movassaghi
Chief Executive Officer and Member of the Board of Directors

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PRELIMINARY INFORMATION STATEMENT

CLOUD SECURITY CORPORATION

a Nevada corporation

4590 MacArthur Boulevard, Suite 500

Newport Beach, CA 92660

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Information Statement (“Information Statement”) has been filed with the United States Securities and Exchange Commission (“SEC”) pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is being furnished to the holders of the outstanding shares of common stock (par value $0.001) of Cloud Security Corporation, a Nevada corporation (“Company,” “we,” “us,” “our,” or similar terms).  Effective December 8, 2014, pursuant to Section 78.320 of the Nevada Revised Statutes, the Company received, by written consent in lieu of a meeting, the approval of stockholders holding 60,000,000 shares of Common Stock, which represents 58.1% of the total possible vote authorizing the following action (“Action”):

(1) Effecting a one-for-one hundred (1:100) reverse stock split of the Company’s issued and outstanding Common Stock.

Stockholders holding an aggregate of 58.1% of the voting power of the Company as of December 8, 2014, with 60,000,000 shares of our outstanding common stock (“Common Stock”), with a power of one vote per share, have executed written consent resolutions approving the Action. A total of 103,295,586 shares of Common Stock were outstanding as of December 8, 2014.

As our stockholders holding a majority of the voting power of our outstanding capital stock have already approved of the Action by written consent, we are not seeking approval for the Action from any of our remaining stockholders, nor will they be given an opportunity to vote on the Action.  All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to our stockholders of the Action, as required by the Exchange Act.

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

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Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated there under, the Action cannot become effective until 20 days after the date this Information Statement is sent to our stockholders.  This Information Statement was mailed to our stockholders on or about December __, 2014 (“Mailing Date”).  We expect the Action to become effective approximately twenty (20) days after the Mailing Date.  Therefore, the effective date of the Action is expected to be on or about January __, 2015 (“Effective Date”).

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN

CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING

YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE REVERSE STOCK SPLIT

The Company, as authorized by the necessary actions of its board of directors and stockholders, has approved the adoption of a one-for-one hundred reverse stock split whereby record owners of the Company’s Common Stock as of the close of business on the day immediately preceding the Effective Date, shall, on the Effective Date, own one share of Common Stock for every one hundred shares held as of the close of business on the date immediately preceding the Effective Date (the “Reverse Stock Split”). The Reverse Stock Split will become effective on the Effective Date.

The capital accounts of the Company shall remain unaffected by the Reverse Stock Split and, consequently, upon such Reverse Stock Split, the stated value of the Common Stock will remain the same as before the Reverse Stock Split. The par value of the Common Stock will remain $0.001 per share. Any Common Stock issued pursuant to the Reverse Stock Split will be fully paid and non-assessable.

PROCEDURE FOR EXCHANGE OF STOCK CERTIFICATES

The Company anticipates that the Reverse Stock Split will become effective the Effective Date. Beginning on the Effective Date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Our transfer agent, VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598, Phone: (212) 828-8436, Fax: (646) 536-3179, will act as exchange agent for purposes of implementing the exchange of stock certificates. We refer to such person as the "exchange agent." Holders of pre-reverse split shares are asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in the letter of transmittal enclosed with this Information Statement. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder's outstanding certificate(s).

FRACTIONAL SHARES

We will not issue fractional certificates for post-reverse split shares in connection with the Reverse Split. The Company will round up to the nearest whole share in connection with the Reverse Split. If the fractional share is below 0.5, round down to the nearest whole number. All stockholders will receive at least one share.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

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PURPOSE AND EFFECT OF THE REVERSE STOCK SPLIT

On December 8, 2014, the Company entered into a Stock Purchase Agreement (the “Agreement”) with Goldenrise Development, Inc., a California corporation (“Goldenrise”). At the Agreement’s closing, the Company must sell and Goldenrise will acquire 12,000,000 shares (the “Shares”) of the Company’s common stock which will be equal to approximately 92% of the Company’s outstanding shares following the Reverse Split. This agreement will result in a change in control of the Company.

The board of directors also believes the Reverse Stock Split is desirable for several reasons. The Reverse Stock Split should enhance the acceptability of the Common Stock by institutional investors, the financial community and the investing public. The Board also believes that the proposed Reverse Stock Split may result in a broader market for the Common Stock than that which currently exists. The expected increased price level may encourage interest and trading in the Common Stock and possibly promote greater liquidity for the Company’s stockholders, although such liquidity could be adversely affected by the reduced number of shares of Common Stock outstanding after the Reverse Stock Split.

 There can be no assurance that any or all of these effects will occur; including, without limitation, that the market price per share of Common Stock after the Reverse Stock Split will be equal to the applicable multiple of the market price per share of Common Stock before the Reverse Stock Split, or that such price will either exceed or remain in excess of the current market price. Further, there is no assurance that the market for the Common Stock will be improved. Stockholders should note that the Board cannot predict what effect the Reverse Stock Split will have on the market for, or market price of, the Common Stock.

The par value of the Common Stock will remain at $0.001 per share following the Reverse Stock Split, and the number of shares of the Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The Reverse Stock Split will not affect the Company’s total stockholder equity. All share and per share information would be retroactively adjusted following the Effective Date to reflect the Reverse Stock Split for all periods presented in future filings.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information as of December 8, 2014 with respect to the beneficial ownership (as defined in Rule 13d-3 of the Exchange Act) of the Company’s Common Stock by (1) each director of the Company, (2) the Named Executive Officers of the Company, (3) each person or group of persons known by the Company to be the beneficial owner of greater than 5% of the Company’s outstanding Common Stock, and (4) all directors and officers of the Company as a group:

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Name and Address of Beneficial Owner(1)(2)	Amount of Beneficial Ownership of Shares	Percentage of Common Stock Outstanding(3)
Safa Movassaghi(4)	60,000,000	58.1%
Ira Lebovic (5)	200,000	*
All Directors and Officers as a Group	60,200,000	58.3%

 ________________________________

(1)	Except as otherwise noted, the address of each of these persons is c/o the Company at 4590 MacArthur Boulevard, Suite 500, Newport Beach, CA 92660.
(2)	Unless otherwise noted, all persons named in the table have sole voting and dispositive power with respect to all Common Stock beneficially owned by them.
(3)	The percentage of class is calculated pursuant to Rule 13d-3(d) of the Exchange Act.
(4)	Mr. Movassaghi is the Chief Executive Officer, Chief Financial Officer and Secretary of the Company and Chairman of the Board of Directors.
(5)	Member of the Board of Directors of the Company.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

 The Company will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. The Company, however, believes that the Reverse Stock Split will have, among others, the following material federal income tax effects:

1.    A stockholder will not recognize gain or loss on the exchange of Common Stock as a result of the Reverse Stock Split. In the aggregate, the stockholder’s basis in shares of New Common Stock (including any fractional share deemed received) will equal his or her basis in shares of Old Common Stock.

2.    A stockholder’s holding period for tax purposes for shares of Common Stock will be the same as the holding period for tax purposes of the shares of Common Stock exchanged therefor as a result of the Reverse Stock Split.

3.    The Reverse Stock Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, or will otherwise qualify for general nonrecognition treatment, and the Company will not recognize any gain or loss as a result of the Reverse Stock Split.

The above summary does not discuss any state, local, foreign or other tax consequences. The summary is for general information only and does not discuss consequences which may apply to special classes of taxpayers. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.

ACCORDINGLY, STOCKHOLDERS ARE URGED TO CONSULT WITH THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES AND OF POTENTIAL CHANGES IN APPLICABLE TAX LAWS.

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FORWARD-LOOKING STATEMENTS

CERTAIN STATEMENTS IN THIS INFORMATION STATEMENT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE COMPANY INTENDS THAT SUCH FORWARD-LOOKING STATEMENTS BE SUBJECT TO THE “SAFE-HARBOR” PROVISIONS OF THAT ACT. FORWARD-LOOKING STATEMENTS REGARDING ECONOMIC CONDITIONS, EFFECTS OF CORPORATE INITIATIVES (INCLUDING THE REVERSE STOCK SPLIT DISCUSSED HEREIN), FUTURE PROFITABILITY, PROJECTIONS, FUTURE REVENUE OPPORTUNITIES, AND THEIR IMPACT ON THE COMPANY, ARE FORWARD-LOOKING STATEMENTS AND NOT HISTORICAL FACTS. THESE STATEMENTS ARE ESTIMATES OR PROJECTIONS INVOLVING NUMEROUS RISKS OR UNCERTAINTIES, INCLUDING BUT NOT LIMITED TO, FLUCTUATIONS IN GENERAL ECONOMIC CONDITIONS, POTENTIAL STOCK TRANSACTIONS, THE EFFECT OF STOCK SPLITS ON MARKET PERFORMANCE, AND CHANGES IN POLICIES BY REGULATORY AGENCIES. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE HEREOF. ACTUAL RESULTS OR EVENTS COULD DIFFER MATERIALLY FROM THOSE DISCUSSED IN THE FORWARD-LOOKING STATEMENTS THE COMPANY CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE ON ANY SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED. FOR ADDITIONAL FACTORS THAT CAN AFFECT THESE FORWARD-LOOKING STATEMENTS, SEE “RISK FACTORS” ON PAGE 9 OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE PERIOD ENDING JUNE 30, 2002.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the Action.

NO DISSENTERS’ RIGHTS

Under the Nevada Revised Statutes, our dissenting stockholders are not entitled to appraisal rights with respect to the Action, and we will not independently provide our stockholders with any such right.

SOLICITATION COSTS

We will bear the costs of preparing, assembling and mailing the Information Statement in connection with the Action.  Arrangements may be made with banks, brokerage houses and other institutions, nominees and fiduciaries, to forward the Information Statement to beneficial owners.  We will, upon request, reimburse those persons and entities for expenses incurred in forwarding this Information Statement to our stockholders.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the Exchange Act and are required to file reports, proxy statements and other information with the SEC regarding our business, financial condition and other matters pursuant to and in accordance with the Exchange Act.  You may read and copy the reports, proxy statements and other information filed by us at the public reference facilities maintained by the SEC at 100 F Street, NE, Room 1580, Washington, DC 20549.  Please call the SEC at 1-800-SEC-0330 for additional information about the public reference facilities.  The reports, proxy statements and other information filed with the SEC are also available to the public over the internet at http://www.sec.gov, the internet website of the SEC.  All inquiries regarding our Company should be addressed to our corporate counsel at Adli Law Group, P.C., Attn: Bernard Jasper, Esq., 444 South Flower Street, Suite 1750, Los Angeles, California 90071.

BY ORDER OF THE COMPANY’S BOARD OF DIRECTORS

By:	/s/ Safa Movassaghi
Safa Movassaghi
Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Member of the Board of Directors

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